MENDOZA
BERGER
COMPANY, L.L.P.
Certified Public Accountants

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this annual report on Form 10-K (File Number 333-139395) of our report dated November 7, 2007 on our audit of the financial statements of Location Based Technologies Corp. as of August 31, 2007 and for the year then ended.

Mendoza Berger & Company, L.L.P.

/s/ Mendoza Berger & Company, L.L.P.

Irvine, California
December 10, 2008

Main Office
9838 Research Drive • Irvine, CA 92618
949.387.9850 • Fax 949.387.9652

500 Citadel Drive, Suite 210 • Los Angeles, CA 90040
323.890.8180 • Fax 323.890.1077